UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period:  November 30, 2023

Item 1. Reports to Stockholders.

(a)

InfraCap Equity Income Fund ETF

Ticker Symbol:  ICAP

Annual Report
November 30, 2023

https://infracapfund.com/ICAP

(This Page Intentionally Left Blank.)

INFRACAP EQUITY INCOME FUND ETF

Dear Shareholder:

Infrastructure Capital Advisors, LLC (“InfraCap” or “we”), the investment advisor to the InfraCap Equity Income Fund ETF (“ICAP ETF” or the “Fund”), is a leading provider of investment management solutions that seeks to meet the needs of income-focused investors. The ICAP ETF includes a selection of dividend-paying companies that we believe are well-positioned for market cycles, including allocations to sectors such as: Energy, Consumer Staples, Utilities, Telecommunications, Financials, and select REIT sub-sectors.  Despite geopolitical tensions and recession fears that might persist in the coming year, we will continue to look for opportunities to perform well despite the market conditions. Based on our research, certain dividend-paying securities in the aforementioned sectors are likely to benefit from the Fed’s projected pause of interest rate hikes in 2024.  In the current market environment, we believe ICAP ETF’s diversified portfolio of assets provides investors a key tool to building a well-constructed income generating portfolio.

ICAP ETF’s investment objective is to maximize income and pursue total return opportunities. We seek to achieve this objective by opportunistically employing various strategies tailored to particular market cycles and environments. ICAP ETF will seek to invest at least 80% of its assets in equity securities of companies that pay dividends during normal market conditions. We will purchase and write put and call options in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio.

We will focus on positioning the ICAP ETF portfolio in sectors and holdings that we believe are suitable for this market environment. We believe we can deploy ICAP ETF’s strategies to maximize income, notwithstanding periods of heightened volatility due to uncertain market conditions. We can also deploy strategic options strategies to take advantages of volatility, manage market corrections, and maintain portfolio concentrations.

We continue to believe that our actively managed income focused approach is beneficial for investors and advisers alike. On the following pages, you will find information relevant to your ICAP ETF investment. If you have any questions, I encourage you to contact your financial advisor or InfraCap directly. You can also obtain additional information, including our daily portfolio holdings, on the ICAP ETF website located at: https://infracapfund.com/ICAP.

Thank you for the opportunity to help you meet your income investing needs.

Jay D. Hatfield
Chief Executive Officer and Chief Investment Officer
Infrastructure Capital Advisors, LLC

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited)
November 30, 2023

OVERVIEW

Jay Hatfield, CEO of Infrastructure Capital Advisors, LLC (the “Adviser”) leads the Adviser’s investment management team. One of the Adviser’s latest products, the InfraCap Equity Income Fund ETF (the “Fund”), seeks to maximize income and pursue total return opportunities. In seeking high yield and total return, the Adviser favors sectors and industries that it views as undervalued on a relative basis. For example, the Adviser may overweight issuers in the real estate sector versus the financial sector when the market has oversold the real estate sector or has overbought the financial sector.

MARKET UPDATE

For the fiscal year end, November 30, 2023, the Fund had a return of -5.78%. During the same period, the S&P 500® Index and S&P 500® High Dividend Index had returns of 13.84% and -7.81%, respectively.

The Fed’s pause of interest rate hikes was the dominate factor that drove stocks higher over the period.  During the first half of 2023, geopolitical pressures (i.e., Ukraine-Russia War, Israel-Hamas War), elevated interest rates and the Regional Banking Crisis placed pressure on dividend-paying equity instruments. We believe inflation has peaked and the Fed and other global central banks are very likely to cut interest rates in 2024, which should lead to lower long-term interest rates and support dividend paying stocks.

Two of the Fund’s strongest contributors during the period were the equity securities of Broadcom Inc. (“AVGO”) and NRG Energy Inc. (“NRG”). AVGO is a global technology leader that designs, develops and supplies a broad range of semiconductor, enterprise software and security solutions. AVGO benefited from sustained demand for its network chips and it added artificial intelligence features to its Trident chips. NRG Energy, Inc. is an American energy company, headquartered in Houston, Texas, with a focus on energy generation and retail electricity. NRG increased its dividend in 2023 and had announced plans to return capital to shareholders and reduce leverage. During the period, AVGO and NRG were up 73.73% and 29.19%, respectively.

Two of the Fund’s weaker contributors during the period were equity securities of AllianceBernstein L.P. (“AB”) and Comerica Inc. (“CMA”). AB is a global asset management firm providing investment management and research services worldwide to institutional, high-net-worth and retail investors. Comerica Incorporated is an American financial services company, headquartered in Dallas, Texas. It is the parent of Comerica Bank, a regional commercial bank with 413 branches in the U.S. states of Texas, Michigan, California, Florida and Arizona. The regional banking crisis in 2023 impacted the earnings for both companies. During the period, AB and CMA were down -22.41% and -22.23%, respectively.

The Fund’s portfolio selection emphasizes issuers that own long-lived assets consistently generating positive cash flows.  In addition, the Fund selectively invests in high-yielding preferred stocks from sectors including REITs, Pipelines, and Industrials. We believe our selection of high yielding preferred and equity securities in the portfolio will allow the Fund to perform well over the longer cycle, particularly during this period of rising interest rates (from a historically low-rate environment) and help reduce portfolio volatility.

DIVIDEND PAYMENTS

The Fund made monthly dividend payments in the amount of $0.180 per share from January through December 2023.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months under normal market conditions.  The Fund’s targeted dividend is expected

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
November 30, 2023

to be covered by net investment income (which includes ordinary income and short and long term capital gains, less expenses).  For the purpose of calculating income available for distribution, some cash payments from companies in sectors such as REITs, MLPs, or Utilities treated as Return of Capital for tax or GAAP purposes may be included.  Expenses of the Fund include a 0.80% advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund varies from period-to-period.  Accordingly, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period, and the Fund reserves the flexibility to distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods.  The Fund’s 30-day SEC yield was 10.04% as of November 30, 2023.

USE OF LEVERAGE

As described in the Fund’s prospectus, the Fund may use leverage to maximize income and pursue total return opportunities.  The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of November 30, 2023, The Fund’s leverage ratio was approximately 31.63% of the Fund’s net asset value. The Fund’s use of leverage negatively impacted Fund performance during the period.  The Fund’s cost of borrowing is competitive, and the Adviser believes that borrowed funds can help generate an attractive positive spread. The Fund currently borrows at a 1.10% premium to the daily overnight bank borrowing rate, which was 6.45% as of November 30, 2023.

USE OF OPTIONS

As described in the Fund’s prospectus, the Fund may utilize options strategies in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio. The Fund’s primary option activity is covered call writing, which is focused on a number of common stocks held by the Fund.

OUTLOOK

We are bullish on both bonds and equities in 2024 because we expect a wave of global rate cuts during the period. These rate cuts and the increase in the Global Monetary Base that is likely to follow will support equity and bond markets and push 10-year treasury rates into the 3-3.5% range.  We believe that interest sensitive sectors will outperform in 2024 as these rate cuts occur.

Economic activity is slowing dramatically outside the US, particularly in the Euro Zone which may already be in a recession.  The global slowdown is likely to cause foreign central banks to cut rates in the first half of 2024.  In the US, reported year-over-year inflation is likely to decline rapidly as the high inflation prints in the first quarter of 2023 fall out of the last 12-month data.  This cooling reported inflation is likely to allow the Fed to cut rates in the second half of 2024.

We do not expect a US recession in 2024 due to a very resilient housing sector with an ongoing shortage of homes and support for the construction industry coming from government sponsored infrastructure spending.  It is important to note that all significant post WWII recessions were caused by a decline in housing and construction spending.

We believe that there continue to be opportunities for active managers to provide alpha for investors, especially during tough market environments or when there are substantial changes in monetary policy (i.e., Fed rate hike

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
November 30, 2023

pivots). Under the current market environment, there are opportunities across asset sectors and industries, instrument types, and US and Global markets (fundamental analysis). We construct the Fund’s portfolio with these factors in mind and look to harvest gains at appropriate times.

We continue to focus on asset allocations to sectors with high quality dividend stocks such as utilities, telecom services, pipelines, consumer staples, and preferred stocks.  We believe that rising interest rates and a rotation into tech stocks caused large cap dividend stocks to trade at a discount to fair value and that gap is likely to dissipate if we are correct that interest rates will drop substantially in 2024.

Covered call writing strategies are likely to outperform during 2024 due to volatility and likely stalled markets during the first half of the year prior to the implementation of Fed rate cuts. We are opportunistically favoring high-yielding preferred stocks (including ones with fixed-to-floating terms) and large-cap dividend stocks in sectors such as financials, REITs and utilities.

The preceding information is the opinion of the Adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the Adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

This material must be preceded or accompanied by a prospectus.

The S&P 500® High Dividend Index is designed to measure the performance of 80 high yield companies within the S&P 500® Index and is equally weighted to best represent the performance of this group, regardless of constituent size. One cannot invest directly in an index.

The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an index.

Alpha is a measure of the excess return generated on an investment relative to a market index or benchmark after adjusting for risk.

A WORD ABOUT RISKS

Investing involves risk, including possible loss of principal. An investment in the Fund may be subject to risks which include, among others, investing in equities securities, dividend paying securities, utilities, small-, mid- and large-capitalization companies, real estate investment trusts, master limited partnerships, foreign investments and emerging, debt securities, depositary receipts, market events, operational, high portfolio turnover, trading issues, active management, fund shares trading, premium/discount risk and liquidity of fund shares, which may make these investments volatile in price. Foreign investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, and changes in currency exchange rates which may negatively impact the Fund’s returns. Small and Medium-capitalization companies, foreign investments and high yielding equity and debt securities may be subject to elevated risks. Please see prospectus for discussion of risks.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
November 30, 2023

Leverage is investment exposure which exceeds the initial amount invested. Leverage can magnify the Fund's gains and losses and therefore increase its volatility. Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. A fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Distributor, Quasar Distributors, LLC.

INFRACAP EQUITY INCOME FUND ETF

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-800-617-0004. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions of the redemption of Fund shares.

Annualized Rates of Return (%) – As of November 30, 2023

	One Year	Since Inception(1)
InfraCap Equity Income Fund ETF – NAV	-5.78%	-5.00%
InfraCap Equity Income Fund ETF – Market	-5.37%	-4.91%
S&P 500® Index(2)	13.84%	-0.77%

(1)	Commencement date of the Fund was December 28, 2021.
(2)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an index.

The following is expense information for the InfraCap Equity Income Fund ETF as disclosed in the Fund’s most recent prospectus updated on March 30, 2023:

Gross Expenses: 1.71%; Net Expenses: 1.71%. Infrastructure Capital Advisors, LLC (the “Adviser”) is paid a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Adviser (collectively, the “Excluded Expenses”). See Note 3.

INFRACAP EQUITY INCOME FUND ETF

Expense Example (Unaudited)
November 30, 2023

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commission on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 – November 30, 2023).

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

			Expenses Paid(1)
	Beginning	Ending	During Period
	Account Value	Account Value	(6/1/2023 to
	6/1/2023	11/30/2023	11/30/2023)
InfraCap Equity Income Fund ETF
Actual(2)(3)	$1,000.00	$1,091.70	$17.20
Hypothetical(3)
(5% return before expenses)	$1,000.00	$1,008.62	$16.52

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 3.28%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual NAV return for the six-month period ended November 30, 2023 of 9.17%.
(3)	Excluding loan and other broker related interest expenses, your actual cost of investing and your hypothetical cost of investing would have been $4.19 and $4.05, respectively.

INFRACAP EQUITY INCOME FUND ETF

Allocation of Portfolio(1)(2) (% of Investments) (Unaudited)
November 30, 2023

Allocation of Industry Sectors(1)(3) (% of Investments) (Unaudited)
November 30, 2023

(1)
Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations.

(2)	Data expressed excludes written option contracts.
(3)	Data expressed excludes convertible preferred stocks, preferred stocks, short-term investments and written option contracts.

INFRACAP EQUITY INCOME FUND ETF

Top 10 Equity Holdings(1) (% of Investments) (Unaudited)
November 30, 2023

Southern Co.	2.91%
Alexandria Real Estate Equities, Inc.	2.72%
Morgan Stanley	2.69%
New Fortress Energy, Inc.	2.63%
Boston Properties, Inc.	2.61%
Truist Financial Corp	2.58%
Enbridge, Inc.	2.56%
Honeywell International, Inc.	2.43%
Bloomin’ Brands, Inc.	2.41%
US Bancorp	2.33%

(1)
Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments
November 30, 2023

	Shares	Value
COMMON STOCKS – 101.90%

Aerospace & Defense – 1.96%
RTX Corp.(a)(b)(f)	11,751	$957,471

Banks – 12.71%
Citigroup, Inc.(a)(b)(f)	21,054	970,589
Citizens Financial Group, Inc.(b)(f)	23,227	633,400
Fifth Third Bancorp(a)(f)	2,000	57,900
Huntington Bancshares, Inc.(b)(f)	10,760	121,158
KeyCorp(f)	21,240	263,164
PNC Financial Services Group, Inc.(a)(b)(f)	7,853	1,051,988
Truist Financial Corp.(b)(f)	52,330	1,681,885
U.S. Bancorp(a)(b)(f)	37,700	1,437,124
		6,217,208

Beverages – 3.28%
Coca-Cola Co.(a)(b)(f)	12,201	713,026
PepsiCo, Inc.(a)(b)(f)	5,280	888,572
		1,601,598

Biotechnology – 0.98%
AbbVie, Inc.(a)	591	84,152
Amgen, Inc.(a)	1,457	392,866
		477,018

Capital Markets – 5.79%
AllianceBernstein Holding LP(b)(f)	37,302	1,079,893
Morgan Stanley(a)(b)(f)	22,044	1,748,971
		2,828,864

Chemicals – 2.82%
Dow, Inc.(a)(b)(f)	26,678	1,380,587

Communications Equipment – 0.27%
Cisco Systems, Inc.(f)	2,740	132,561

Consumer Staples Distribution & Retail – 1.12%
Sysco Corp.	1,036	74,768
Walmart, Inc.(a)(f)	3,039	473,142
		547,910

Containers & Packaging – 1.59%
International Paper Co.(a)(b)(f)	21,000	775,740

Diversified Real Estate Investment Trusts (REITs) – 1.17%
Global Net Lease, Inc.(b)(f)	65,317	573,483

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2023

	Shares	Value

Diversified Telecommunication Services – 2.99%
AT&T, Inc.(a)(b)(f)	53,233	$882,071
Verizon Communications, Inc.(a)(f)	15,097	578,668
		1,460,739

Electric Utilities – 7.13%
Duke Energy Corp.(a)(b)(f)	8,602	793,793
Edison International(a)(b)(f)	11,834	792,760
Southern Co.(a)(b)(f)	26,735	1,897,650
		3,484,203

Electrical Equipment – 0.47%
Emerson Electric Co.(a)(b)(f)	2,608	231,851

Food Products – 2.11%
Kraft Heinz Co.(a)(b)(f)	29,335	1,029,952

Gas Utilities – 0.80%
Northwest Natural Holding Co.(b)(f)	10,625	389,088

Health Care Providers & Services – 1.13%
UnitedHealth Group, Inc.(a)(f)	1,000	552,970

Health Care Real Estate Investment Trusts (REITs) – 0.79%
Healthcare Realty Trust, Inc.(b)(f)	25,448	388,591

Hotels, Restaurants & Leisure – 7.26%
Bloomin’ Brands, Inc.(b)(f)	67,313	1,571,085
Darden Restaurants, Inc.(f)	440	68,847
McDonald’s Corp.(a)(b)(f)	3,213	905,552
Red Rock Resorts, Inc. – Class A(b)(f)	22,618	1,007,180
		3,552,664

Household Products – 0.55%
Procter & Gamble Co.(f)	1,761	270,349

Industrial Conglomerates – 3.23%
Honeywell International, Inc.(a)(f)	8,073	1,581,662

Industrial Real Estate Investment Trusts (REITs) – 2.22%
Rexford Industrial Realty, Inc.	14,000	689,080
STAG Industrial, Inc.	11,000	394,350
		1,083,430

Insurance – 0.41%
Prudential Financial, Inc.	2,036	199,080

Machinery – 1.10%
Caterpillar, Inc.(a)	2,142	537,042

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2023

	Shares	Value

Multi-Utilities – 0.95%
Algonquin Power & Utilities Corp.(b)(c)(f)	4,250	$26,138
Dominion Energy, Inc.(b)(f)	9,706	440,070
		466,208

Office Real Estate Investment Trusts (REITs) – 9.50%
Alexandria Real Estate Equities, Inc.(b)(f)	16,180	1,770,092
Boston Properties, Inc.(a)(b)(f)	29,892	1,701,752
Kilroy Realty Corp.(b)(f)	35,639	1,175,374
		4,647,218

Oil, Gas & Consumable Fuels – 12.17%
Chevron Corp.(a)(b)(f)	7,800	1,120,080
Enbridge, Inc.(a)(b)(c)(f)	47,801	1,666,820
Kinder Morgan, Inc.(a)(b)(f)	68,737	1,207,709
New Fortress Energy, Inc.(b)(f)	44,433	1,709,782
TC Energy Corp.(b)(c)(f)	6,632	248,833
		5,953,224

Personal Care Products – 0.42%
Kenvue, Inc.(b)(f)	9,955	203,480

Pharmaceuticals – 2.60%
Johnson & Johnson(a)(b)(f)	6,383	987,195
Merck & Co., Inc.(a)	1,000	102,480
Pfizer, Inc.(b)(f)	6,035	183,886
		1,273,561

Retail Real Estate Investment Trusts (REITs) – 4.71%
Agree Realty Corp.	7,000	414,470
Federal Realty Investment Trust(f)	2,900	277,211
NNN REIT, Inc.(b)(f)	11,969	486,181
Realty Income Corp.(a)(b)(f)	13,242	714,538
Simon Property Group, Inc.	1,000	124,890
Spirit Realty Capital, Inc.(b)(f)	6,886	284,392
		2,301,682

Software – 0.01%
Microsoft Corp.(a)	10	3,789

Specialized Real Estate Investment Trusts (REITs) – 2.83%
American Tower Corp.(b)(f)	1,635	341,355
Crown Castle, Inc.(b)(f)	6,079	712,945
Gaming and Leisure Properties, Inc.(f)	7,000	327,110
		1,381,410

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2023

	Shares	Value

Tobacco – 5.06%
Altria Group, Inc.(a)(b)(f)	26,115	$1,097,875
Philip Morris International, Inc.(a)(b)(f)	14,723	1,374,539
		2,472,414

Wireless Telecommunication Services – 1.77%
Vodafone Group PLC – ADR(b)(c)(f)	95,717	867,196
Total Common Stocks
(Cost $53,091,466)		49,824,243

PREFERRED STOCKS – 21.92%
AGNC Investment Corp., 7.75%, Series G, 1/15/2171(a)(b)(e)(f)	21,250	451,350
Babcock & Wilcox Enterprises, Inc., 7.75%, Series A(b)(d)(f)	52,113	610,243
Chimera Investment Corp., 8.00%, Series B, 3/30/2024(e)(f)	4,792	111,174
DigitalBridge Group, Inc., 7.13%, Series H(b)(d)(f)	37,741	845,776
Energy Transfer LP, 10.36%, Series D(b)(e)(f)	6,947	178,816
FTAI Aviation Ltd., 8.25%, Series A(b)(c)(e)(f)	48,281	1,186,747
Global Net Lease, Inc., 6.88%, Series B, 10/16/2171(b)(d)(f)	23,973	418,808
New York Mortgage Trust, Inc., 8.00%, Series D, 10/15/2171(b)(e)(f)	50,067	992,329
NuStar Energy LP, 11.31%, Series B, 9/15/2172(b)(e)(f)	7,589	195,189
Rithm Capital Corp., 6.38%, Series C, 8/15/2170(b)(e)(f)	27,116	555,336
RLJ Lodging Trust, 1.95%, Series A, 10/31/2171(b)(d)(f)	45,222	1,082,162
RPT Realty, 7.25%, Series D, 10/2/2172(b)(d)(f)	11,562	621,573
SCE Trust III, 5.75%, Series H, 3/15/2024(b)(e)(f)	34,905	858,663
Textainer Group Holdings Ltd., 6.25%, Series B(b)(c)(d)(e)(f)	36,978	905,961
United States Cellular Corp., 5.50%, 3/1/2070(b)(f)	40,715	704,369
United States Cellular Corp., 5.50%, 6/1/2070(b)(f)	29,241	506,162
United States Cellular Corp., 6.25%, 9/1/2069(b)(f)	20,389	395,343
US Bancorp, 6.68%, Series A(e)	103	82,295
Vornado Realty Trust, 5.25%, Series N, 11/24/2025(d)	1,036	16,638
Total Preferred Stocks
(Cost $11,254,542)		10,718,934

CONVERTIBLE PREFERRED STOCKS – 8.59%
AES Corp., 6.88%, 2/15/2024(b)(f)	8,094	551,525
Algonquin Power & Utilities Corp., 7.75%, 6/15/2024(b)(c)(f)	53,923	1,167,433
EPR Properties, 9.00%, Series E, 10/16/2171(b)(d)(f)	9,012	240,711
New York Community Capital Trust V, 6.00%, 11/1/2051(b)(f)	17,937	713,893
NextEra Energy, Inc., 6.93%, 9/1/2025(a)(b)(f)	28,469	1,054,491
UGI Corp., 7.25%, 6/1/2024(b)(f)	9,011	471,636
Total Convertible Preferred Stocks
(Cost $5,258,075)		4,199,689

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments – Continued
November 30, 2023

	Shares	Value
MONEY MARKET FUNDS – 0.75%
First American Government Obligations Fund, Class X, 5.29%(g)	367,301	$367,301
Total Money Market Funds
(Cost $367,301)		367,301
Total Investments
(Cost $69,971,384) – 133.16%		65,110,167
Other Assets and Liabilities, Net – (33.16)%		(16,213,581)
Total Net Assets – 100.00%		$48,896,586

ADR – American Depositary Receipts
PLC – Public Limited Company
(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of November 30, 2023 is $14,172,077.
(c)	Foreign issued security.
(d)	Perpetual maturity.
(e)	This security represents a fixed to float/variable rate preferred stock. The coupon rate shown represents the fixed rate as of November 30, 2023.
(f)	All or portion of this security has been committed as collateral for borrowing facility. The total value of assets committed as collateral as of November 30, 2023 is $29,752,456.
(g)	The rate quoted is the annualized seven-day effective yield as of November 30, 2023.

The Global Industry Classification Standard (“GICS”®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services, LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options
November 30, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN
AbbVie, Inc.
Exercise Price: $143.00, Expiration: 12/01/2023	(10)	$(142,390)	$(405)
Exercise Price: $143.00, Expiration: 12/08/2023	(10)	(142,390)	(1,190)
AGNC Investment Corp.
Exercise Price: $11.00, Expiration: 12/15/2023	(250)	(220,500)	(250)
Exercise Price: $12.00, Expiration: 12/15/2023	(320)	(282,240)	(320)
Exercise Price: $11.00, Expiration: 01/19/2024	(500)	(441,000)	(750)
Exercise Price: $12.00, Expiration: 01/19/2024	(100)	(88,200)	(150)
Altria Group, Inc.
Exercise Price: $45.00, Expiration: 12/15/2023	(100)	(420,400)	(150)
Amgen, Inc.
Exercise Price: $280.00, Expiration: 12/01/2023	(10)	(269,640)	(20)
Exercise Price: $285.00, Expiration: 12/08/2023	(10)	(269,640)	(105)
Exercise Price: $290.00, Expiration: 12/15/2023	(10)	(269,640)	(170)
Exercise Price: $285.00, Expiration: 12/22/2023	(20)	(539,280)	(1,350)
Annaly Capital Management, Inc.
Exercise Price: $23.00, Expiration: 01/19/2024	(100)	(180,700)	(150)
AT&T, Inc.
Exercise Price: $16.00, Expiration: 12/01/2023	(100)	(165,700)	(5,750)
Exercise Price: $16.50, Expiration: 12/08/2023	(100)	(165,700)	(2,300)
Exercise Price: $16.00, Expiration: 01/19/2024	(50)	(82,850)	(4,075)
Exercise Price: $17.00, Expiration: 04/19/2024	(100)	(165,700)	(6,600)
Boston Properties, Inc.
Exercise Price: $75.00, Expiration: 12/15/2023	(10)	(56,930)	(375)
Exercise Price: $80.00, Expiration: 12/15/2023	(10)	(56,930)	(375)
Exercise Price: $65.00, Expiration: 01/19/2024	(20)	(113,860)	(800)
Caterpillar, Inc.
Exercise Price: $255.00, Expiration: 12/01/2023	(10)	(250,720)	(195)
Exercise Price: $260.00, Expiration: 12/08/2023	(10)	(250,720)	(605)
Chevron Corp.
Exercise Price: $180.00, Expiration: 12/01/2023	(60)	(861,600)	(30)
Exercise Price: $170.00, Expiration: 12/15/2023	(100)	(1,436,000)	(50)
Exercise Price: $180.00, Expiration: 12/15/2023	(60)	(861,600)	(30)
Exercise Price: $195.00, Expiration: 12/15/2023	(70)	(1,005,200)	(35)
Exercise Price: $165.00, Expiration: 01/19/2024	(50)	(718,000)	(950)
Exercise Price: $170.00, Expiration: 01/19/2024	(100)	(1,436,000)	(1,000)
Exercise Price: $170.00, Expiration: 02/16/2024	(100)	(1,436,000)	(3,000)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options – Continued
November 30, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Citigroup, Inc.
Exercise Price: $44.00, Expiration: 12/01/2023	(10)	$(46,100)	$(2,105)
Exercise Price: $45.00, Expiration: 12/08/2023	(50)	(230,500)	(6,950)
Exercise Price: $46.00, Expiration: 12/15/2023	(50)	(230,500)	(4,650)
Exercise Price: $47.00, Expiration: 12/22/2023	(50)	(230,500)	(3,225)
Coca-Cola Co.
Exercise Price: $60.00, Expiration: 12/01/2023	(100)	(584,400)	(50)
Exercise Price: $60.00, Expiration: 12/08/2023	(100)	(584,400)	(300)
Exercise Price: $60.00, Expiration: 12/15/2023	(100)	(584,400)	(1,050)
Exercise Price: $60.00, Expiration: 12/29/2023	(100)	(584,400)	(2,400)
Exercise Price: $60.00, Expiration: 01/19/2024	(100)	(584,400)	(5,250)
Dow, Inc.
Exercise Price: $55.00, Expiration: 12/15/2023	(100)	(517,500)	(850)
Exercise Price: $60.00, Expiration: 12/15/2023	(100)	(517,500)	(200)
Exercise Price: $62.50, Expiration: 12/15/2023	(100)	(517,500)	(200)
Exercise Price: $60.00, Expiration: 01/19/2024	(100)	(517,500)	(600)
Exercise Price: $60.00, Expiration: 03/15/2024	(100)	(517,500)	(2,450)
Duke Energy Corp.
Exercise Price: $100.00, Expiration: 01/19/2024	(20)	(184,560)	(300)
Edison International
Exercise Price: $80.00, Expiration: 01/19/2024	(10)	(66,990)	(25)
Emerson Electric Co.
Exercise Price: $90.00, Expiration: 12/01/2023	(20)	(177,800)	(100)
Exercise Price: $90.00, Expiration: 12/08/2023	(20)	(177,800)	(800)
Exercise Price: $90.00, Expiration: 12/15/2023	(30)	(266,700)	(2,250)
Exercise Price: $90.00, Expiration: 12/22/2023	(20)	(177,800)	(1,950)
Exercise Price: $92.50, Expiration: 01/19/2024	(10)	(88,900)	(875)
Enbridge, Inc. (b)
Exercise Price: $35.00, Expiration: 01/19/2024	(100)	(473,800)	(8,750)
Fifth Third Bancorp
Exercise Price: $30.00, Expiration: 01/19/2024	(50)	(144,750)	(3,625)
Honeywell International, Inc.
Exercise Price: $205.00, Expiration: 12/01/2023	(10)	(195,920)	(675)
Exercise Price: $200.00, Expiration: 12/15/2023	(10)	(195,920)	(925)
Exercise Price: $210.00, Expiration: 12/15/2023	(10)	(195,920)	(50)
Exercise Price: $195.00, Expiration: 12/22/2023	(10)	(195,920)	(3,850)
Exercise Price: $200.00, Expiration: 12/22/2023	(10)	(195,920)	(1,375)
Exercise Price: $200.00, Expiration: 01/19/2024	(10)	(195,920)	(3,075)
Exercise Price: $210.00, Expiration: 01/19/2024	(10)	(195,920)	(500)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options – Continued
November 30, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
International Paper Co.
Exercise Price: $37.50, Expiration: 01/19/2024	(110)	$(406,340)	$(11,550)
Exercise Price: $40.00, Expiration: 01/19/2024	(20)	(73,880)	(650)
Exercise Price: $40.00, Expiration: 04/19/2024	(110)	(406,340)	(11,550)
Johnson & Johnson
Exercise Price: $165.00, Expiration: 12/01/2023	(100)	(1,546,600)	(50)
Exercise Price: $170.00, Expiration: 12/01/2023	(40)	(618,640)	(20)
Exercise Price: $165.00, Expiration: 12/15/2023	(70)	(1,082,620)	(525)
Exercise Price: $160.00, Expiration: 12/22/2023	(100)	(1,546,600)	(5,650)
Exercise Price: $165.00, Expiration: 01/19/2024	(100)	(1,546,600)	(5,400)
Kinder Morgan, Inc.
Exercise Price: $18.00, Expiration: 12/15/2023	(200)	(351,400)	(1,100)
Exercise Price: $19.00, Expiration: 12/15/2023	(300)	(527,100)	(300)
Exercise Price: $18.00, Expiration: 12/29/2023	(100)	(175,700)	(1,200)
Exercise Price: $18.00, Expiration: 01/05/2024	(100)	(175,700)	(1,750)
Exercise Price: $18.00, Expiration: 01/19/2024	(100)	(175,700)	(2,700)
Kraft Heinz Co.
Exercise Price: $37.50, Expiration: 01/19/2024	(100)	(351,100)	(1,300)
Exercise Price: $37.50, Expiration: 02/16/2024	(200)	(702,200)	(9,300)
Exercise Price: $37.50, Expiration: 04/19/2024	(100)	(351,100)	(7,650)
McDonald’s Corp.
Exercise Price: $290.00, Expiration: 12/15/2023	(30)	(845,520)	(2,070)
Exercise Price: $290.00, Expiration: 01/19/2024	(10)	(281,840)	(2,545)
Merck & Co., Inc.
Exercise Price: $106.00, Expiration: 12/01/2023	(10)	(102,480)	(20)
Exercise Price: $106.00, Expiration: 12/08/2023	(10)	(102,480)	(180)
Exercise Price: $107.00, Expiration: 12/22/2023	(10)	(102,480)	(310)
Exercise Price: $108.00, Expiration: 12/29/2023	(10)	(102,480)	(330)
Morgan Stanley
Exercise Price: $85.00, Expiration: 12/15/2023	(50)	(396,700)	(575)
Exercise Price: $83.00, Expiration: 12/22/2023	(50)	(396,700)	(2,100)
Exercise Price: $85.00, Expiration: 01/19/2024	(80)	(634,720)	(6,440)
PepsiCo, Inc.
Exercise Price: $175.00, Expiration: 12/01/2023	(20)	(336,580)	(10)
Exercise Price: $175.00, Expiration: 12/08/2023	(30)	(504,870)	(150)
Exercise Price: $180.00, Expiration: 12/15/2023	(30)	(504,870)	(75)
Exercise Price: $180.00, Expiration: 12/22/2023	(30)	(504,870)	(135)
Exercise Price: $180.00, Expiration: 01/19/2024	(70)	(1,178,030)	(2,870)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options – Continued
November 30, 2023

		Notional
	Contracts (a)	Amount	Value
CALL OPTIONS WRITTEN (Continued)
Philip Morris International, Inc.
Exercise Price: $96.00, Expiration: 12/01/2023	(10)	$(93,360)	$(25)
Exercise Price: $96.00, Expiration: 12/08/2023	(10)	(93,360)	(75)
Exercise Price: $95.00, Expiration: 12/15/2023	(40)	(373,440)	(1,800)
Exercise Price: $97.50, Expiration: 12/15/2023	(10)	(93,360)	(75)
Exercise Price: $97.00, Expiration: 12/22/2023	(20)	(186,720)	(300)
Exercise Price: $95.00, Expiration: 01/19/2024	(10)	(93,360)	(1,050)
Exercise Price: $97.50, Expiration: 01/19/2024	(10)	(93,360)	(400)
Exercise Price: $100.00, Expiration: 01/19/2024	(10)	(93,360)	(125)
PNC Financial Services Group, Inc.
Exercise Price: $130.00, Expiration: 12/01/2023	(30)	(401,880)	(12,750)
Realty Income Corp.
Exercise Price: $57.50, Expiration: 01/19/2024	(10)	(53,960)	(225)
Exercise Price: $57.50, Expiration: 03/15/2024	(30)	(161,880)	(2,475)
RTX Corp.
Exercise Price: $85.00, Expiration: 12/01/2023	(20)	(162,960)	(30)
Exercise Price: $90.00, Expiration: 12/15/2023	(20)	(162,960)	(40)
Exercise Price: $90.00, Expiration: 01/19/2024	(100)	(814,800)	(1,950)
Southern Co.
Exercise Price: $71.00, Expiration: 12/01/2023	(110)	(780,780)	(2,475)
Exercise Price: $70.00, Expiration: 12/15/2023	(50)	(354,900)	(7,875)
Exercise Price: $72.00, Expiration: 12/22/2023	(10)	(70,980)	(625)
Exercise Price: $73.00, Expiration: 12/29/2023	(30)	(212,940)	(1,275)
Exercise Price: $73.00, Expiration: 01/05/2024	(50)	(354,900)	(2,875)
UnitedHealth Group, Inc.
Exercise Price: $570.00, Expiration: 12/01/2023	(10)	(552,970)	(280)
Exercise Price: $570.00, Expiration: 12/08/2023	(10)	(552,970)	(510)
Exercise Price: $580.00, Expiration: 12/15/2023	(10)	(552,970)	(525)
US Bancorp
Exercise Price: $40.00, Expiration: 01/19/2024	(100)	(381,200)	(8,250)
Verizon Communications, Inc.
Exercise Price: $38.00, Expiration: 12/01/2023	(100)	(383,300)	(4,100)
Exercise Price: $38.00, Expiration: 12/08/2023	(100)	(383,300)	(5,850)
Walmart, Inc.
Exercise Price: $165.00, Expiration: 12/01/2023	(50)	(778,450)	(25)
Exercise Price: $165.00, Expiration: 12/08/2023	(50)	(778,450)	(200)
			(225,275)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options – Continued
November 30, 2023

		Notional
	Contracts (a)	Amount	Value
PUT OPTIONS WRITTEN
Amgen, Inc.
Exercise Price: $260.00, Expiration: 12/01/2023	(10)	$(269,640)	$(35)
Exercise Price: $260.00, Expiration: 12/08/2023	(10)	(269,640)	(440)
Broadcom, Inc.
Exercise Price: $870.00, Expiration: 12/01/2023	(5)	(462,865)	(25)
Exercise Price: $900.00, Expiration: 12/01/2023	(10)	(925,730)	(875)
Exercise Price: $900.00, Expiration: 12/08/2023	(10)	(925,730)	(11,200)
Honeywell International, Inc.
Exercise Price: $192.50, Expiration: 12/01/2023	(20)	(391,840)	(100)
Kinder Morgan, Inc.
Exercise Price: $17.00, Expiration: 12/08/2023	(200)	(351,400)	(500)
McDonald’s Corp.
Exercise Price: $277.50, Expiration: 12/01/2023	(20)	(563,680)	(170)
Microsoft Corp.
Exercise Price: $340.00, Expiration: 12/01/2023	(10)	(378,910)	(5)
Exercise Price: $350.00, Expiration: 12/08/2023	(10)	(378,910)	(200)
NextEra Energy, Inc.
Exercise Price: $56.00, Expiration: 12/01/2023	(50)	(292,550)	(125)
Exercise Price: $56.00, Expiration: 12/08/2023	(50)	(292,550)	(875)
Exercise Price: $55.00, Expiration: 12/15/2023	(50)	(292,550)	(1,125)
UnitedHealth Group, Inc.
Exercise Price: $535.00, Expiration: 12/01/2023	(10)	(552,970)	(125)
Exercise Price: $535.00, Expiration: 12/08/2023	(10)	(552,970)	(1,000)
Walmart, Inc.
Exercise Price: $155.00, Expiration: 12/01/2023	(30)	(467,070)	(825)
			(17,625)
Total Written Options
(Premiums received $197,567)			$(242,900)

(a)	100 shares per contract.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Assets and Liabilities
November 30, 2023

ASSETS:
Investments, at value (Cost: $69,971,384)	$65,110,167
Cash pledged for borrowing facility	30,978
Deposits at brokers for written option contracts	55,970
Receivable for investments sold	51,072
Dividend and interest receivable	415,063
Total assets	65,663,250

LIABILITIES:
Written option contracts, at value (Premiums received: $197,567)	242,900
Loan payable	15,463,789
Payable for investments purchased	923,238
Payable to Adviser	27,282
Accrued loan interest	76,896
Accrued broker interest	32,559
Total liabilities	16,766,664

NET ASSETS	$48,896,586

NET ASSETS CONSIST OF:
Paid-in capital	$57,227,654
Total accumulated loss	(8,331,068)
Total net assets	$48,896,586

Shares issued and outstanding(1)	2,125,000
Net asset value and offering price per share	$23.01

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Operations
For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividend income (Net of withholding taxes of $45,840)	$3,241,386
Interest income	12,826
Total investment income	3,254,212

EXPENSES:
Loan interest expense (See Note 8)	704,818
Investment advisory fees (See Note 3)	346,965
Broker interest expense	230,895
Other expenses	710
Net expenses	1,283,388
NET INVESTMENT INCOME	1,970,824

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(4,254,528)
Written option contracts expired or closed	1,042,346
Redemptions in-kind	172,878
Net realized loss	(3,039,304)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,279,511)
Written option contracts	(79,797)
Net change in unrealized appreciation (depreciation)	(2,359,308)
Net realized and unrealized loss on investments	(5,398,612)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,427,788)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Changes in Net Assets

		For the Period
	For the Year Ended	Inception through
	November 30, 2023	November 30, 2022(1)
OPERATIONS:
Net investment income	$1,970,824	$862,668
Net realized gain (loss) on investments,
written option contracts expired or closed and redemptions in-kind	(3,039,304)	573,796
Net change in unrealized appreciation (depreciation) on
investments, written option contracts and redemptions in-kind	(2,359,308)	(2,547,272)
Net decrease in net assets resulting from operations	(3,427,788)	(1,110,808)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	26,886,505	32,149,135

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(2,221,837)	(1,421,875)
From return of capital (See Note 4)	(1,956,746)	—
Total distributions to shareholders	(4,178,583)	(1,421,875)

TOTAL INCREASE IN NET ASSETS	19,280,134	29,616,452

NET ASSETS:
Beginning of year/period	29,616,452	—
End of year/period	$48,896,586	$29,616,452

(1)	Commencement date of the Fund was December 28, 2021.
(2)	A summary of capital share transactions is as follows:

			For the Period
	For the Year Ended		Inception through
	November 30, 2023		November 30, 2022(1)
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	1,100,000	$28,822,965	1,100,000	$32,149,135
Redeemed	(75,000)	(1,936,460)	—	—
Net increase in shares outstanding	1,025,000	$26,886,505	1,100,000	$32,149,135

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Cash Flows
For the Year Ended November 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(3,427,788)
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(118,864,322)
Sales of short-term investments, net	(291,954)
Proceeds from sales of investments	83,142,955
Increase in receivable for investments sold	(48,234)
Increase in payable to Adviser	13,301
Increase in dividends and interest receivable	(256,302)
Decrease in other receivables	58
Proceeds from securities sold short	1,228,684
Purchases to cover securities sold short	(1,243,208)
Premiums received on written option contracts	1,867,556
Written option contracts expired or closed	(559,778)
Decrease in payable for investments purchased	(684,869)
Increase in accrued expenses and other liabilities	78,923
Net realized loss on investments	4,254,528
Net realized gain on written options	(1,042,346)
Net realized gain on redemptions in-kind	(172,878)
Change in unrealized appreciation/depreciation on investments	2,279,511
Change in unrealized appreciation/depreciation on written option contracts	79,797
Net cash from operating activities	(33,646,366)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold, net of change in receivable for Fund shares sold	30,150,235
Payment for shares redeemed	(1,936,460)
Cash distributions paid to shareholders	(4,178,583)
Loan borrowings	37,699,771
Loan repayments	(28,055,000)
Net cash provided by financing activities	33,679,963
Net change in cash	$33,597
CASH AND RESTRICTED CASH:
Beginning Balance	$53,351
Ending Balance	$86,948
SUPPLEMENTAL DISCLOSURES:
Broker expense on Written Options	$202,019
Cash paid for interest expense	$654,771
Non-cash financing activities – decrease in receivable for Fund shares sold	$(1,327,270)
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$23,978
Deposits at broker for written options contracts	$29,373
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE
END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$30,978
Deposits at broker for written options contracts	$55,970

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Financial Highlights

For a Fund share outstanding throughout the year/period.

		For the Period
	For the Year Ended	Inception through
	November 30, 2023	November 30, 2022(1)
PER SHARE DATA:
Net asset value, beginning of year/period	$26.92	$30.00

INVESTMENT OPERATIONS:
Net investment income(2)	1.08	1.25
Net realized and unrealized loss on investments	(2.68)	(2.41)
Total from investment operations	(1.60)	(1.16)

LESS DISTRIBUTIONS FROM:
Net investment income	(1.07)	(1.92)
Net realized gains	(0.16)	—
Return of capital	(1.08)	—
Total distributions	(2.31)	(1.92)
Net asset value, end of year/period	$23.01	$26.92

TOTAL RETURN, AT NAV(3)	-5.78%	-3.84%
TOTAL RETURN, AT MARKET(3)	-5.37%	-4.08%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year/period (in thousands)	$48,897	$29,616
Ratio of gross expenses to average net assets(4)	2.96%	1.71%
Ratio of broker interest expense to average net assets(4)	2.16%	0.91%
Ratio of operating expenses to average
net assets excluding broker interest expense(4)	0.80%	0.80%
Ratio of net investment income to average net assets(4)	4.54%	4.89%
Portfolio turnover rate(3)(5)(6)	144%	87%

(1)	Commencement date of the Fund was December 28, 2021.
(2)	Calculated based on average shares outstanding during the year/period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Excludes in-kind transactions associated with creations of the Fund.
(6)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, written option contracts and in-kind transactions associated with the creation units and redemptions). The denominator includes the average fair value of long positions throughout the year/period.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements
November 30, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The InfraCap Equity Income Fund ETF (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment objective is to maximize income and pursue total return opportunities. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that pay dividends during normal market conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund may invest in the equity securities of companies of any market capitalization. To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio.

The Fund commenced operations on December 28, 2021. The Fund’s investment adviser, Infrastructure Capital Advisors, LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946, Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, convertible preferred stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price maybe be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Infrastructure Capital Advisors, LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by Level within the fair value hierarchy as of November 30, 2023:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$49,824,243	$—	$—	$49,824,243
Convertible Preferred Stocks	4,199,689	—	—	4,199,689
Preferred Stocks	10,718,934	—	—	10,718,934
Money Market Funds	367,301	—	—	367,301
	$65,110,167	$—	$—	$65,110,167
Liabilities
Written Options	$—	$(242,900)	$—	$(242,900)
	$—	$(242,900)	$—	$(242,900)

As of the year ended November 30, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3. Refer to the Fund’s Schedule of Investments for further information on the classification of investments.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for written option contracts on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Any temporary cash overdrafts are reported as a payable to custodian.

D.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

E.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Adviser may write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures and Note 2 I. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method. Dividends received from the Fund’s investment in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund shareholder may represent a return of capital.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 9 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended November 30, 2023, the Fund’s average derivative volume is described below:

	Average Quantity	Average Notional Amount
Written Option Contracts	7,825	$34,528,488

Statement of Assets and Liabilities

Fair values of derivative instruments as of November 30, 2023:

	Statement of Assets and
	Liabilities Location	Fair Value
		Assets	Liabilities
Written Option Contracts:
Equity	Written option contracts, at value	$—	$242,900
Total fair values of derivative instruments		$—	$242,900

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2023:

	Net Realized Gain on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$1,042,346	$1,042,346
Total	$1,042,346	$1,042,346

	Net Change in Unrealized
	Appreciation (Depreciation) on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$(79,797)	$(79,797)
Total	$(79,797)	$(79,797)

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.80%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no income tax or excise tax liability to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended November 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

At November 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Tax cost of investments*	$71,362,070
Gross unrealized appreciation	$1,856,410
Gross unrealized depreciation	(8,351,243)
Net unrealized appreciation (depreciation)**	(6,494,833)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated losses	(1,836,235)
Total distributable earnings	$(8,331,068)

*	Tax cost of investments differs from book cost of investments due to wash sales, partnerships and PFIC adjustments.
**	Net unrealized appreciation (depreciation) is inclusive of unrealized appreciation (depreciation) on the Fund’s written option positions.

As of November 30, 2023, the Fund had short-term and long-term capital loss carryovers of $121,236 and $1,642,476, respectively, which will be allowed to expire indefinitely.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the tax year ending November 30, 2023, the Fund did not defer any late year losses.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

Distributions to Shareholders – The Fund intends to distribute all net investment income monthly and net realized capital gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended November 30, 2023 the following table shows the reclassifications made due to redemptions in-kind, partnership adjustments and excise taxes paid:

Accumulated Loss	Paid-in Capital
$(149,069)	$149,069

The tax character of distributions paid for the period ended November 30, 2022 and the year ended November 30, 2023 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions Paid
November 30, 2023	$2,212,284	$9,553	$1,956,746	$4,178,583
November 30, 2022*	$1,421,875	$—	$—	$1,421,875

*	The Fund commenced operations on December 28, 2021.

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the year ended November 30, 2023, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$83,466,683	$79,269,763	$35,488,303	$2,376,402

8.  BORROWING FACILITY

The Fund entered into a Tri-Party Lending Arrangement (the “Arrangement”) with Wells Fargo Securities, LLC (the “Broker”) that allows the Fund to borrow cash from the Broker. Borrowings under the Arrangement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Arrangement, the Broker may foreclose on pledged assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Arrangement, necessitating the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. The Arrangement has an on-demand commitment term. For the year ended November 30, 2023 the interest rate was 6.45%.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s borrowing facilities for the year ended November 30, 2023 were as follows:

Maximum Borrowing	$15,463,790

Date of maximum borrowing	November 22-30, 2023

Total interest expense	$704,818

Weighted average interest rate	6.09%

Average borrowings	$11,419,824

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements – Continued
November 30, 2023

9.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers LLC is the prime broker for the Fund’s exchange traded derivatives. Refer to Note 2 K. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	Offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts**	$242,900	$—	$242,900	$186,930	$55,970	$—
	$242,900	$—	$242,900	$186,930	$55,970	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown as it includes securities pledged.
**	Interactive Brokers, LLC is the prime broker for all written option contracts held by the Fund as of November 30, 2023.

10.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

11.  SUBSEQUENT EVENTS

On December 26, 2023, the Fund declared an income distribution of $0.1800 per share, payable on December 29, 2023 to shareholders of record on December 28, 2023.

On January 26, 2024, the Fund declared an income distribution of $0.1800 per share, payable on January 31, 2024 to shareholders of record on January 30, 2024.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no other subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

INFRACAP EQUITY INCOME FUND ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of InfraCap Equity Income Fund ETF and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of InfraCap Equity Income Fund ETF (the “Fund”), a series of Series Portfolios Trust, as of November 30, 2023, the related statements of operations and cash flows for the year then ended, and the related statements of changes in net assets, the notes, and the financial highlights for the year then ended November 30, 2023 and for the period from December 28, 2021 (commencement of operations) through November 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 29, 2024

INFRACAP EQUITY INCOME FUND ETF

Statement Regarding Liquidity Risk Management Program
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Infrastructure Capital Advisors, LLC (the “Adviser”), the investment adviser to the InfraCap Equity Income Fund ETF (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to Samuel Caffrey-Agoglia, General Counsel, Director of the Adviser. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 25-26, 2023, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2022, through May 31, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

INFRACAP EQUITY INCOME FUND ETF

Approval Of Investment Advisory Agreement
(Unaudited)

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the InfraCap Equity Income Fund ETF (the “Fund”), Infrastructure Capital Advisors LLC (“InfraCap”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving InfraCap to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, InfraCap provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by InfraCap included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by InfraCap, including InfraCap’s portfolio manager and other personnel, and the investment practices and techniques used by InfraCap in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fee payable by the Fund to InfraCap and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of InfraCap; (v) the cost of the services provided and InfraCap’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by InfraCap in connection with its services to the Fund are shared with Fund shareholders; and (vii) other ancillary or “fall-out” benefits InfraCap and/or its affiliates, if any, may receive based on InfraCap’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by InfraCap in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of InfraCap furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by InfraCap, InfraCap’s personnel and business operations, marketing and distribution activity for the Fund, and compliance and operational matters related to the Fund and InfraCap. The Board also considered the presentation by representatives of InfraCap received at the Board’s meeting held on October 26-27, 2022.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with InfraCap in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from InfraCap, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

INFRACAP EQUITY INCOME FUND ETF

Approval Of Investment Advisory Agreement – Continued
(Unaudited)

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by InfraCap under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about InfraCap’s investment process and investment strategy for the Fund, InfraCap’s approach to security selection, InfraCap’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered InfraCap’s trade execution capabilities and experience. The Board noted that InfraCap had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of InfraCap, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund. The Board further considered InfraCap’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the InfraCap’s compliance program. The Board also considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that may be realized from such a structure. The Board also considered the resources committed by InfraCap to support the on-going operations of the Fund. The Board also considered the entrepreneurial and other risks assumed by InfraCap in connection with the services provided to the Fund.

Based on these considerations, the Board concluded, within the context of its full deliberations, that InfraCap is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the S&P 500 Index, noting the Fund underperformed the index for the year-to-date, one-year and since-inception periods. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Trustees considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year period ended April 30, 2023. The Trustees noted that the Fund underperformed the Performance Universe median and average for the period reviewed. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, InfraCap identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and InfraCap’s analysis of the Fund’s performance for these time periods.

The Board noted the Fund had limited operating history that prevented consideration of performance over the longer term. The Board further noted it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

INFRACAP EQUITY INCOME FUND ETF

Approval Of Investment Advisory Agreement – Continued
(Unaudited)

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to InfraCap for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was higher than the Expense Group average and median, but the Board noted that the overall expense structure of the Fund is competitive in the context of other factors considered by the Board. In this regard, the Board was informed that the funds in the Expense Group may vary widely in their complexity and that the management of the Fund is among the more complex relative to the Expense Group.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by InfraCap to other ETFs for which InfraCap serves as a sub-adviser (the “Sub-Advised ETF Clients”). The Board considered information regarding the differences in the nature of the services required for InfraCap to manage the Fund as primary investment adviser versus managing a discrete pool of assets as a sub-adviser to another manager’s ETF, noting that InfraCap generally performs significant additional services and assume substantially greater risks in managing the Fund than in its role as sub-adviser to the Sub-Advised ETF Clients.

The Board also took into consideration the Fund’s “unified fee” structure, under which InfraCap would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, InfraCap would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan. The Board considered the Fund’s net operating expense ratio in comparison to the average and median of the Expense Group. The Board noted that the Fund’s net expense ratio was higher than both the average and median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Group may be imprecise, the comparative, independently selected information provided by Broadridge assisted the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board determined that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the overall expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on InfraCap’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board observed that InfraCap had not made a profit from its advisory relationship with the Fund for the twelve months ended March 31, 2023. The Board received and considered a description of the expense allocation methodology used by InfraCap in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered InfraCap’s financial resources and information regarding InfraCap’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement.

INFRACAP EQUITY INCOME FUND ETF

Approval Of Investment Advisory Agreement – Continued
(Unaudited)

With respect to economies of scale, the Board reviewed the Fund’s operating history and noted that the Fund had experienced growth since it commenced operations. The Board considered that the amount and structure of the Fund’s unified fee reflects a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit InfraCap due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would continue to monitor any future growth in the Fund’s assets and consider economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to InfraCap and/or its affiliates, if any, as a result of InfraCap’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that InfraCap confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in InfraCap’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by InfraCap, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by InfraCap and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited)
November 30, 2023

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Independent Trustees(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(56 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(4 portfolios)
(Since May
2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired.	1	None
(born 1955)		Since
September
2015.

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bancorp Fund Services,
		July	LLC (since 2007).
2021.

Officers

Ryan L. Roell	President and	Indefinite Term;	Vice President,	Not	Not
(born 1973)	Principal	Since	U.S. Bancorp Fund	Applicable	Applicable
	Executive	July	Services, LLC
	Officer	2019.	(since 2005).

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited) – Continued
November 30, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1970)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer and	November	Services, LLC
	Principal	2023.	(since 2002).
Financial
Officer

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bancorp Fund
	Compliance	2019.	Services, LLC
	Officer and		(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bancorp Fund	Applicable	Applicable
		June	Services, LLC
		2019.	(since 2012).

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC
		2022.	(since 2017).

Leone Logan	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1986)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		November	Services, LLC
		2023.	(since 2022); Senior
Financial Reporting
Analyst, BNY Mellon
(2014-2022).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date November 30, 2023, the Trust was comprised of 19 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited) – Continued
November 30, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at https://www.sec.gov/. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended February 28, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at https://www.sec.gov/.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at https://infracapfund.com/ICAP.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended November 30, 2023, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 96.59% for the Fund. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2023 was 82.10% for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 7.01% for the Fund.

INFRACAP EQUITY INCOME FUND ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. The Fund may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. The Fund maintains physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker- dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

With respect to the Fund, issues and redemptions of their shares at net asset value (“NAV”) occur only in large aggregations of a specified number of shares (e.g., 25,000) called “Creation Units.” Only Authorized Participants (“APs”) may acquire shares directly from an ETF, and only APs may tender their ETF shares for redemption directly to the ETF, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC participant. In addition, each AP must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units.

Because of this structure, the Fund does not have any information regarding any “consumers” as defined in Rule 3 of Regulation S-P with respect to any ETFs, and consequently is not required by Regulation S-P to deliver a notice of the Fund’s privacy policy to any ETF shareholders.

 (This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas, 28th Floor
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund's trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File: A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2023 and November 30, 2022, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
(a) Audit Fees	$17,500	$17,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$4,000	$4,000
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The members of the audit committee, all Independent Trustees, are as follows: Koji Felton, Debra McGinty-Poteet and Daniel B. Willey.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)  /s/  Ryan Roell
 Ryan Roell, President

Date   2/1/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/  Ryan Roell
 Ryan Roell, President

Date   2/1/2024

By (Signature and Title) /s/  Douglas Schafer
Douglas Schafer, Treasurer

Date   2/1/2024